T. Rowe Price Large-Cap Growth Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2025

In the Summary Prospectus and Section 1 of the Prospectus, the disclosure under “Management” is supplemented as follows:

Effective May 1, 2026, Taymour R. Tamaddon will step down from his role on the fund and Jon Friar will become the fund’s sole portfolio manager and sole chair of the fund’s Investment Advisory Committee.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective May 1, 2026, Taymour R. Tamaddon will step down from his role on the fund and Jon Friar will become the fund’s sole portfolio manager and sole chair of the fund’s Investment Advisory Committee.

The date of this supplement is February 2, 2026.

F1232-041    2/2/26